UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 22, 2008
NxSTAGE MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-51567 (Commission File Number)	04-3454702 (I.R.S. Employer Identification No.)

439 S. Union St, 5th Floor, Lawrence, MA (Address of principal executive offices)		01843 (Zip Code)
(978) 687-4700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-4.1 Form of Securities Purchase Agreement dated May 22, 2008
EX-4.2 Form of Warrant to purchase Common Stock
EX-9.1 Form of Voting Agreement dated as of May 22, 2008
EX-99.1 Press Release issued by the Company on May 23, 2008

Item 1.01 Entry into a Material Definitive Agreement.
Item 3.02 Unregistered Sales of Equity Securities.
On May 22, 2008, NxStage Medical, Inc. (the “Company”) entered into Securities Purchase Agreements relating to a private placement of shares of its common stock for $4.50 per share and warrants to purchase shares of its common stock with an initial exercise price of $5.50 per share. The warrants are exercisable in cash or by net exercise, from the grant date through the earlier of (i) five years from the grant date or (ii) the consummation of a change of control event. The private placement is anticipated to take place in two closings, in which a total of 9,555,556 shares of the Company’s common stock and warrants to purchase 1,911,111 shares of its common stock will be issued, with anticipated aggregate gross proceeds to the Company of $43,000,000. Under applicable rules of the NASDAQ Global Market, the second closing of the private placement is subject to stockholder approval.
Participants in the private placement consist of unaffiliated accredited institutional investors and affiliated accredited institutional investors including one director, either directly or through affiliates, who collectively hold 41% of the Company’s issued and outstanding common stock as of March 31, 2008. The participants are:

INVESTOR	FIRST CLOSING		SECOND CLOSING
	SHARES OF	SHARES	SHARES OF	SHARES
	COMMON	UNDERLYING	COMMON	UNDERLYING
	STOCK	WARRANT	STOCK	WARRANT
Caduceus Private Investments III, LP	5,503,145	1,100,629	N/A	N/A
OrbiMed Associates III, LP	52,411	10,482	N/A	N/A
Sprout Capital VII, L.P.	N/A	N/A	143,868	28,774
Sprout Capital VIII, L.P.	N/A	N/A	365,202	73,040
Sprout Capital IX, L.P.	N/A	N/A	408,776	81,755
Sprout CEO Fund, L.P.	N/A	N/A	1,674	335
Sprout Entrepreneurs Fund, L.P.	N/A	N/A	1,628	326
Sprout Venture Capital, L.P.	N/A	N/A	21,918	4,384
Sprout IX Plan Investors, L.P.	N/A	N/A	19,413	3,883
Sprout Plan Investors, L.P.	N/A	N/A	8,177	1,635
DLJ ESC II, L.P.	N/A	N/A	23,470	4,694
DLJ Capital Corporation	N/A	N/A	28,096	5,619
MFS Investment Management	N/A	N/A	444,444	88,889
Deerfield Management Co.	N/A	N/A	1,255,556	251,111
Wasatch Advisors, Inc.	N/A	N/A	377,778	75,556
Redmile Group LLC	N/A	N/A	377,778	75,556
Adams Street Partners	N/A	N/A	122,222	24,444
Crosslink Capital, Inc.	N/A	N/A	166,667	33,333
DCF Capital	N/A	N/A	122,222	24,444
Broadfin	N/A	N/A	111,111	22,222
The first closing of the private placement is anticipated to take place on or about May 28, 2008 and the Company intends to issue 5,555,556 shares of its common stock and warrants to purchase 1,111,111 shares of its common stock to two unaffiliated investors (the “First Closing”). Pending the receipt of stockholder approval, the Company intends to issue an additional 4,000,000 shares of its common stock and warrants to purchase an additional 800,000 shares of its common stock in a second closing of the private placement to other unaffiliated investors and affiliated investors (the “Second Closing”). The affiliated investors holding at least 5% of the Company’s outstanding stock have entered into voting agreements with the Company to vote in favor of the Second Closing of the private placement as described in more detail below.
Canaccord Adams Inc. served as the Company’s lead agent and financial advisor in connection with the private placement.

The following summary of the material terms of the Securities Purchase Agreements, the Warrants and the Voting Agreements is qualified in its entirety by reference to the full text of such documents, forms of which are attached as exhibits hereto and incorporated by reference herein. References to “unaffiliated investors” include only investors who were not affiliates as of May 22, 2008.
Terms of the Securities Purchase Agreements
In addition to providing for the issuance and sale of the shares of the Company’s common stock and warrants to purchase shares of its common stock described above, the Securities Purchase Agreements provide for the following important terms:
Registration Obligations and Liquidated Damages. Subject to receipt of necessary information from the investors, no later than the earlier (the “Filing Date”) of 30 days after the Second Closing and 120 days after the First Closing the Company is required, at its expense, to file with the SEC a registration statement with respect to the resale of the shares of common stock (A) issued at both the First Closing and the Second Closing of the private placement, and (B) issuable upon exercise of the warrants issued at both the First Closing and the Second Closing. The Company is required to use reasonable commercial efforts to have such registration statement declared effective by the SEC prior to the date which is 120 days after the Second Closing, or if the Second Closing does not occur within 120 days after the First Closing, the later of (the “Required Effective Date”) (i) 180 days after the First Closing and 90 days after the receipt of all necessary information from the investor in the First Closing, and, subject to its right to suspend the resale of stock under the registration statement in certain circumstances, the Company is required to maintain the effectiveness of this registration statement until the earlier of (a) the date on which the investors may sell all shares (including shares issuable upon exercise of the warrants) then held by the investors without restriction by the volume limitations of Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”) or (b) such time as all of those shares (including shares issued upon exercise of those warrants) have been sold. If the registration statement (a) is not declared effective by the Required Effective Date or (b) once effective, ceases to be effective and available to investors in the private placement for any continuous period that exceeds 30 days in any 365 day period, the Company is required to pay the investors in the private placement a cash payment as liquidated damages and not as a penalty. This cash payment is calculated as 1% of the aggregate purchase price paid by the investors for the shares purchased in this private placement then held by the investors that have not been sold under a registration statement or pursuant to Rule 144 for each 30 day period. The liquidated damages apply on a pro rata basis for any portion of such a 30-day period.
Board Representation. The Company has agreed upon the earlier of the Second Closing or 60 days after the First Closing, the Company shall appoint one individual nominated by OrbiMed Advisors, LLC to the vacant seat on the Company’s board of directors.
Indemnification. The Company has granted the investors in the private placement customary indemnification rights in connection with the registration statement. The investors have also granted the Company customary indemnification rights in connection with the registration statement.
Terms of the Warrants
Exercise Period. The warrants are exercisable from the grant date through the earlier of (i) five years from the grant date or (ii) the consummation of a change of control event.
Methods of Exercise. The warrants may be exercised in cash at all times during the exercise period, whereby the holders of the warrants deliver the certificates representing the warrants to the Company and the then-applicable exercise price for the warrants in exchange for the shares issuable thereunder. In addition, the warrants may be “net exercised” at any time through the exercise period of the warrants. The net exercise provision allows the holder to receive shares of common stock equal to the value of the warrant without paying the exercise price in cash, but rather with the shares underlying the warrant.
Exercise Price, Adjustment to Exercise Price and Number of Shares. The exercise price of the warrants is initially $5.50 per share. Upon the announcement of the Company’s earnings for the fourth quarter and year ended December 31, 2008, the exercise price shall be adjusted automatically to either $3.00 per share or $6.50 per share, depending upon whether the Company achieves certain targets relating to the number of ESRD patients prescribed to receive therapy with the NxStage System One as of December 31, 2008. In addition, the exercise price and the number of shares issuable under the warrants is subject to customary adjustment in certain events, including reclassification of the Company’s securities, certain mergers, consolidations, sales of substantially all of the assets of the Company, subdivision or combination of shares of the Company, stock dividends and other distributions of Company. In addition, upon a change of control event, the Company shall pay to the holders of the warrants amounts calculated in accordance with the Black-Scholes Option Pricing formula defined in the warrants.
Registration Rights. The warrants and the shares of the Company’s common stock issuable upon exercise of the warrants are not registered under the Securities Act or any state securities laws. The Company has granted registration rights, described above, to the investors for the shares of common stock issuable upon the exercise of the warrants.

Terms of the Voting Agreements
Each affiliated investor who is a holder of more than 5% of the Company’s stock and who is participating in the private placement (each, a “Restricted Investor”) has entered into a Voting Agreement with the Company, pursuant to which such Restricted Investor has agreed, solely in its capacity as a stockholder, to vote all of its issued and outstanding shares of the Company’s common stock in favor of any matter that could reasonably be expected to facilitate the private placement investments and has granted to the Company an irrevocable proxy to vote all of its issued and outstanding shares of the Company’s common stock in favor of the Second Closing. As of March 31, 2008, the Restricted Investors collectively hold in the aggregate approximately 21% of the Company’s outstanding common stock.
Restrictions on Transfer of Shares. Pursuant to the Voting Agreements, each Restricted Investor has agreed not to (a) sell, assign, transfer (including by merger or otherwise) its shares of the Company’s common stock, (b) deposit any of such shares into a voting trust or enter into a voting trust or arrangement with respect to such shares or grant any proxy or power of attorney with respect to such shares which is inconsistent with the Voting Agreements or (c) enter into any contract or other arrangement regarding the sale assignment or transfer of such shares unless, in each case, the transferee agrees to be bound by the terms of such Voting Agreement.
Termination of Voting Agreements. Each Voting Agreement will terminate upon the earlier to occur of (a) the Second Closing of the private placement, (b) the one year anniversary of the date of the Voting Agreement, or (c) the date that the Securities Purchase Agreement between the Company and the investors in the First Closing terminates under its own terms.
This current report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any security. The shares have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States or any state thereof absent registration under the Securities Act and applicable state securities laws or an applicable exemption from registration requirements. As part of this transaction, the Company has agreed to file a registration statement covering the resale of the shares of common stock and the shares of common stock issuable upon exercise of the warrants acquired in the private placement.
Forms of the Securities Purchase Agreements, the Warrants and the Voting Agreements are attached hereto as Exhibit 4.1, 4.2 and 9.1, respectively, and are incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On May 23, 2008, the Company issued a press release announcing the private placement referred to above. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.
The information in this Current Report on Form 8-K under the heading Item 7.01, “Regulation FD Disclosure,” including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act unless specifically stated in those filings.
IMPORTANT ADDITIONAL INFORMATION
The Company intends to file with the SEC a proxy statement in connection with the private placement. Investors and security holders of the Company are urged to read the proxy statement when it becomes available because it will contain important information about the Company and the private placement. Investors and security holders of the Company may obtain free copies of the proxy statement when it becomes available at the SEC’s website at http://www.sec.gov, at the Company website at http://www.nxstage.com or by writing to NxStage Medical, Inc., 439 S. Union St., 5th Floor, Lawrence, Massachusetts, 01843, Attention: Investor Relations. The Company, its directors and the affiliates of its directors may be deemed to be participants in the solicitation of proxies with respect to the private placement. A description of the interests in the Company of its directors and such affiliates is set forth in the Company’s proxy statement for its 2008 annual meeting of stockholders, filed with the SEC on April 29, 2008, and will be set forth in the proxy statement in connection with the private placement when it becomes available.
Statements in this Form 8-K that are not strictly historical are forward-looking statements regarding the anticipated First and Second Closing of the private placement. Actual results could differ materially from those projected in or contemplated by the forward-looking statements. Factors that could cause actual results to differ include any event that would cause the Company or the investors to breach any of their representations and warranties under the purchase agreement. Additional risk factors are identified in the Company’s SEC filings, including the Forms 10-Q and 10-K and in other SEC filings. The Company assumes no obligation and does not intend to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Document Description
4.1	Form of Securities Purchase Agreement dated as of May 22, 2008 by and between the Company and certain investors.

4.2	Form of Warrant to purchase Common Stock of the Company.

9.1	Form of Voting Agreement dated as of May 22, 2008 by and between the Company and certain stockholders of the Company.

99.1	Press release issued by the Company on May 23, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

NxStage Medical, Inc.
Date: May 23, 2008	By:	/s/ Jeffrey H. Burbank
Jeffrey H. Burbank
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document Description
4.1	Form of Securities Purchase Agreement dated as of May 22, 2008 by and between the Company and certain investors.

4.2	Form of Warrant to purchase Common Stock of the Company.

9.1	Form of Voting Agreement dated as of May 22, 2008 by and between the Company and certain stockholders of the Company.

99.1	Press release issued by the Company on May 23, 2008.